UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.    )

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☐	Soliciting Material Pursuant to Rule 14a-12

AXA PREMIER VIP TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AXA EQUITABLE LIFE INSURANCE COMPANY

MONY LIFE INSURANCE COMPANY

MONY LIFE INSURANCE COMPANY OF AMERICA

1290 Avenue of the Americas

New York, New York 10104

September __, 2011

Dear Contractholder:

Enclosed is a notice and proxy statement relating to a Special Meeting of the Shareholders of the Class A shares of each portfolio (each, a “Portfolio” and together, the “Portfolios”) of AXA Premier VIP Trust (the “Trust”). The Special Meeting is scheduled to be held at the Trust’s offices, 1290 Avenue of the Americas, New York, New York 10104, on November 28, 2011 at 2:30 p.m., Eastern time (the “Meeting”).

At the Meeting, the holders of the Class A shares of each Portfolio will be asked to approve a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, for the Class A shares of their Portfolio (the “Class A Plan”). The Class A Plan would authorize the Portfolios to compensate AXA Distributors LLC, the Trust’s principal underwriter, and its affiliates for shareholder servicing and distribution expenses at the annual rate of 0.25% of the average daily net assets of the Class A shares of each Portfolio. If the Class A Plan is approved by Class A shareholders, the overall fees and expenses of the Class A shares of each Portfolio would increase. While each Portfolio issues Class A, Class B and Class K shares, the proposal to be considered at the Meeting relates only to Class A shares.

As an owner of a life insurance policy and/or annuity contract or certificate that participates in the Portfolios, you are entitled to instruct the applicable insurance company that issued your policy or contract how to vote the applicable Class A shares of the Portfolios as of the close of business on August 31, 2011. The attached Notice of Special Meeting of Class A Shareholders and Proxy Statement concerning the Meeting describe the matters to be considered at the Meeting.

The Trust’s Board has approved the Class A Plan and recommends that you vote “FOR” the proposal. However, because the final decision is yours, it is important that you review the enclosed proxy statement and cast your vote.

You are cordially invited to attend the Meeting. Since it is important that your vote be represented whether or not you are able to attend, you are urged to consider this matter and to exercise your voting instructions by completing, dating, signing, and returning the enclosed voting instruction card in the accompanying return envelope at your earliest convenience or by relaying your voting instructions via telephone or the Internet by following the enclosed instructions. Of course, we hope that you will be able to attend the Meeting, and if you wish, you may vote your shares in person, even though you may have already returned a voting instruction card or submitted your voting instructions via telephone or the Internet. Please respond promptly in order to save additional costs of proxy solicitation and in order to make sure you are represented.

Sincerely, Steven M. Joenk Senior Vice President

AXA PREMIER VIP TRUST

1290 Avenue of the Americas

New York, New York 10104

NOTICE OF SPECIAL MEETING OF CLASS A SHAREHOLDERS

TO BE HELD ON NOVEMBER 28, 2011

To the Shareholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of Class A Shareholders of each portfolio (each, a “Portfolio” and together, the “Portfolios”) of AXA Premier VIP Trust (the “Trust”) will be held on Monday, November 28, 2011, at 2:30 p.m., Eastern time, at the offices of the Trust, located at 1290 Avenue of the Americas, New York, New York 10104 (the “Meeting”). The purpose of the Meeting is to consider and act upon the matters described below:

1. To approve a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, for the Class A shares of each Portfolio (the “Class A Plan”); and

2. To transact such other business that may properly come before the Meeting.

The Trust’s Board recommends that you vote in favor of the Class A Plan.

Please note that owners of variable life insurance policies or variable annuity contracts or certificates (the “Contractholders”) issued by AXA Equitable Life Insurance Company, MONY Life Insurance Company or MONY Life Insurance Company of America (each, an “Insurance Company”) who have invested in Class A shares of the Portfolios through the investment divisions of a separate account or accounts of an Insurance Company will be given the opportunity, to the extent required by law, to provide the applicable Insurance Company with voting instructions on the above matters.

You should read the Proxy Statement attached to this notice prior to completing your proxy or voting instruction card. The record date for determining the number of shares outstanding, the shareholders entitled to vote and the Contractholders entitled to provide voting instructions at the Meeting and any adjournments or postponements thereof has been fixed as the close of business on August 31, 2011. If you attend the Meeting, you may vote or give your voting instructions in person.

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YOUR VOTE IS IMPORTANT

Please return your proxy card or voting instruction card promptly

Regardless of whether you plan to attend the Meeting, you should vote or give voting instructions by promptly completing, dating, signing, and returning the enclosed proxy or voting instruction card for the Portfolio in which you directly or indirectly own shares in the enclosed postage-paid envelope. You also can vote or provide voting instructions through the Internet or by telephone using the 12-digit control number that appears on the enclosed proxy or voting instruction card and following the simple instructions. If you are present at the Meeting, you may change your vote or voting instructions, if desired, at that time.

By Order of the Board of Trustees, Patricia Louie Vice President and Secretary

Dated: September __, 2011

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INFORMATION STATEMENT

AXA EQUITABLE LIFE INSURANCE COMPANY

MONY LIFE INSURANCE COMPANY

MONY LIFE INSURANCE COMPANY OF AMERICA

INFORMATION STATEMENT

REGARDING A SPECIAL MEETING OF CLASS A SHAREHOLDERS

OF AXA PREMIER VIP TRUST TO BE HELD ON NOVEMBER 28, 2011

Dated: September __, 2011

GENERAL

This Information Statement is being furnished by AXA Equitable Life Insurance Company (“AXA Equitable”), MONY Life Insurance Company or MONY Life Insurance Company of America (each, an “Insurance Company” and together, the “Insurance Companies”), each of which is a stock life insurance company, to owners of their variable life insurance policies or variable annuity contracts or certificates (the “Contracts”) (the “Contractholders”) who, as of August 31, 2011 (the “Record Date”), had net premiums or contributions allocated to the investment divisions of their separate account or accounts (the “Separate Accounts”) that are invested in Class A shares of one or more of the portfolios (each, a “Portfolio” and together, the “Portfolios”) of AXA Premier VIP Trust (the “Trust”). The Trust is a Delaware statutory trust that is registered with the Securities and Exchange Commission as an open-end management investment company.

Each Insurance Company is required to offer Contractholders the opportunity to instruct it, as the record owner of all of the Class A shares of beneficial interest in the Portfolios (the “Shares”) held by its Separate Accounts, as to how it should vote on the Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, for the Class A shares of each Portfolio (“Class A Plan”) that will be considered at the Special Meeting of Class A Shareholders as referred to in the preceding Notice and at any adjournments or postponements (the “Meeting”). The enclosed Proxy Statement, which you should retain for future reference, sets forth concisely information about the Class A Plan that a Contractholder should know before completing the enclosed voting instruction card.

AXA Financial, Inc. is the parent company of each Insurance Company and is a wholly owned subsidiary of AXA, a French insurance holding company. The principal executive offices of AXA Financial, Inc. and each Insurance Company are located at 1290 Avenue of the Americas, New York, New York 10104.

This Information Statement and the accompanying voting instruction card are being mailed to Contractholders on or about September __, 2011.

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HOW TO INSTRUCT AN INSURANCE COMPANY

To instruct an Insurance Company as to how to vote the Shares held in the investment divisions of its Separate Accounts, Contractholders are asked to promptly complete their voting instructions on the enclosed voting instruction card(s); and sign, date and mail the voting instruction card(s) in the accompanying postage-paid envelope. Contractholders also may provide voting instructions by phone at 1-800-690-6903 or by Internet at our website at www.proxyvote.com.

If a voting instruction card is not marked to indicate voting instructions but is signed, dated and returned, it will be treated as an instruction to vote the Shares in favor of the Class A Plan.

The number of Shares held in the investment division of a Separate Account corresponding to a Portfolio for which a Contractholder may provide voting instructions was determined as of the Record Date by dividing (i) a Contract’s account value (minus any Contract indebtedness) allocable to that investment division by (ii) the net asset value of one Share of the corresponding Portfolio. Each whole share is entitled to one vote as to each matter with respect to which it is entitled to vote and each fractional share is entitled to a proportionate fractional vote. At any time prior to an Insurance Company’s voting at the Meeting, a Contractholder may revoke his or her voting instructions with respect to that investment division by providing the Insurance Company with a properly executed written revocation of such voting instructions, properly executing later-dated voting instructions by a voting instruction card, telephone or the Internet, or appearing and voting in person at the Meeting.

HOW AN INSURANCE COMPANY WILL VOTE

Each Insurance Company will vote the Shares for which it receives timely voting instructions from Contractholders in accordance with those instructions. Each Insurance Company will vote Shares attributable to Contracts for which it is the Contractholder “FOR” the Class A Plan. Shares in each investment division of a Separate Account that is invested in one or more Portfolios for which an Insurance Company receives a voting instruction card that is signed, dated and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the Shares “FOR” the Class A Plan. Shares in each investment division of a Separate Account that is invested in one or more Portfolios for which an Insurance Company receives no timely voting instructions from Contractholders, or that are attributable to amounts retained by an Insurance Company as surplus or seed money, will be voted by the Insurance Company either “FOR” or “AGAINST” approval of the Class A Plan, or as an abstention, in the same proportion as the Shares for which Contractholders have provided voting instructions to the Insurance Company. As a result of such proportional voting by the Insurance Companies, it is possible that a small number of Contractholders could determine whether the Class A Plan is approved.

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OTHER MATTERS

The Insurance Companies are not aware of any matters, other than the Class A Plan, to be acted on at the Meeting. If any other matters come before the Meeting, an Insurance Company will vote the Shares upon such matters in its discretion. Voting instruction cards may be solicited by employees of AXA Equitable Funds Management Group, LLC, the Trust’s investment manager, or its affiliates as well as officers and agents of the Trust. The principal solicitation will be by mail but voting instructions may also be solicited by telephone, fax, personal interview, the Internet or other permissible means.

If the necessary quorum to transact business is not established or the vote required to approve the Class A Plan is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of voting instructions. The persons named as proxies will vote in favor of such adjournment with respect to those Shares for which they received voting instructions in favor of the Class A Plan and will vote against any such adjournment those Shares for which they received voting instructions against the Class A Plan.

It is important that your Contract be represented. Please promptly mark your voting instructions on the enclosed voting instruction card; then sign, date and mail the voting instruction card in the accompanying postage-paid envelope. You also may provide your voting instructions by telephone at 1-800-690-6903 or by Internet at our website at www.proxyvote.com.

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AXA PREMIER TRUST

1290 Avenue of the Americas

New York, New York 10104

PROXY STATEMENT DATED SEPTEMBER __, 2011 FOR THE

SPECIAL MEETING OF CLASS A SHAREHOLDERS

TO BE HELD ON NOVEMBER 28, 2011

This Proxy Statement relates to the solicitation by the Board of Trustees of AXA Premier VIP Trust (the “Trust”) of proxies for the Special Meeting of Class A Shareholders of the Trust to be held at 1290 Avenue of the Americas, New York, New York 10104, on Monday, November 28, 2011, at 2:30 p.m., Eastern time, or any adjournment or postponement thereof (the “Meeting”).

This Proxy Statement is being furnished to owners of variable life insurance policies or variable annuity contracts or certificates (the “Contracts”) (the “Contractholders”) issued by AXA Equitable Life Insurance Company (“AXA Equitable”), MONY Life Insurance Company or MONY Life Insurance Company of America (each, an “Insurance Company” and together, the “Insurance Companies”) who, as of August 31, 2011 (the “Record Date”), had net premiums or contributions allocated to the investment divisions of an Insurance Company’s separate accounts (the “Separate Accounts”) that are invested in Class A shares of one or more of the following portfolios (each, a “Portfolio” and together, the “Portfolios”) of the Trust:

AXA Aggressive Allocation Portfolio	Multimanager Mid Cap Growth Portfolio
AXA Conservative Allocation Portfolio	Multimanager Mid Cap Value Portfolio
AXA Conservative-Plus Allocation Portfolio	Multimanager Multi-Sector Bond Portfolio
AXA Moderate Allocation Portfolio	Multimanager Small Cap Growth Portfolio
AXA Moderate-Plus Allocation Portfolio	Multimanager Small Cap Value Portfolio
Multimanager Aggressive Equity Portfolio	Multimanager Technology Portfolio
Multimanager Core Bond Portfolio	Target 2015 Allocation Portfolio
Multimanager International Equity Portfolio	Target 2025 Allocation Portfolio
Multimanager Large Cap Core Equity Portfolio	Target 2035 Allocation Portfolio
Multimanager Large Cap Value Portfolio	Target 2045 Allocation Portfolio

This Proxy Statement also is being furnished to the Insurance Companies as the record owners of Class A shares and to other Class A shareholders that were invested in one or more of the Portfolios as of the Record Date. Contractholders are being provided the opportunity to instruct the applicable Insurance Company to approve or disapprove the proposals contained in this Proxy Statement in connection with the solicitation by the Board of Trustees of the Trust of proxies for the Meeting.

This Proxy Statement relates to the following matters:

Summary of Matters	Shareholders Entitled to Vote on a Matter
1. To approve a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (“1940 Act”), for the Class A shares of each Portfolio (the “Class A Plan”).	Class A shareholders of each Portfolio, voting separately
2. To transact such other business that may properly come before the Meeting.

The Trust is a Delaware statutory trust that is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the 1940 Act as an open-end management investment company. The Trust’s shares of beneficial interest are referred to as “shares,” and the holders of the shares are “shareholders.” The Trust’s Board of Trustees may be referred to herein as the “Board” and its members may be referred to herein as “Trustees.”

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on November 28, 2011

This Proxy Statement, which you should retain for future reference, contains important information regarding the Class A Plan that you should know before voting or providing voting instructions. Additional information about the Trust has been filed with the SEC and is available upon oral or written request. This Proxy Statement and a proxy or voting instruction card also will be available at www.proxyvote.com on or about September __, 2011. Distribution of this Proxy Statement to the Insurance Companies and other shareholders and to Contractholders is scheduled to begin on or about September __, 2011. It is expected that one or more representatives of each Insurance Company will attend the Meeting in person or by proxy and will vote shares held by the Insurance Company in accordance with voting instructions received from its Contractholders and in accordance with voting procedures established by the Trust.

AXA Equitable Funds Management Group, LLC (“AXA FMG”) is the investment manager and administrator of each Portfolio. AXA Distributors, LLC (“AXA Distributors”), an affiliate of AXA FMG, is the principal underwriter of each Portfolio’s shares. The mailing address for each of these companies and for the Trust’s principal executive officers is 1290 Avenue of the Americas, New York, New York 10104. In addition, the investment advisers listed in Appendix A (the “Advisers”) serve as investment sub-advisers to certain Portfolios.

Contractholders of record as of the close of business on the Record Date are entitled to give voting instructions at the Meeting. Additional information regarding outstanding shares, voting your voting instruction cards and attending the Meeting is included at the end of this Proxy Statement in the section entitled “Voting Information.”

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PROPOSAL 1: APPROVAL OF THE CLASS A PLAN

Class A shareholders of each Portfolio are being asked to approve the Class A Plan. Under the Class A Plan, Class A shares of each Portfolio would be charged an annual shareholder service and distribution fee of 0.25% of the average daily net assets of the Portfolio attributable to Class A shares. Some or all of these fees would be used to compensate AXA Distributors and its affiliates for shareholder servicing and distribution expenses relating to Class A shares. If the Class A Plan is approved by Class A shareholders, the overall fees and expenses of the Class A shares of each Portfolio would increase.

Class A shares are offered at a public offering price that is equal to their net asset value, without an initial sales charge or a contingent deferred sales charge. Class A shares are available for investment through certain variable annuity contracts and variable life insurance policies sold on or prior to June 30, 2012 and as otherwise described in the Prospectus.

Board Approval and Recommendation

At an in-person meeting held on July 27-28, 2011, the Trustees, including the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Class A Plan or in any related agreement (the “Independent Trustees”), approved the Class A Plan for the Class A shares of each Portfolio and recommended that each Portfolio’s Class A shareholders approve the Class A Plan.

Background

Rule 12b-1 under the 1940 Act prohibits a mutual fund from engaging directly or indirectly in financing any activity which is primarily intended to result in the sale of its shares unless the mutual fund does so in accordance with the terms and conditions set forth in the rule. Rule 12b-1 requires any mutual fund paying such distribution expenses to adopt a written plan, which is sometimes referred to as a “Rule 12b-1 plan.” In order to be adopted and implemented, a Rule 12b-1 plan initially must be approved by the board of directors of a mutual fund, including the directors who are not “interested persons” (as that term is defined in the 1940 Act) of the mutual fund and who have no direct or indirect financial interest in the operation of the plan or in any agreement related to the plan. A Rule 12b-1 plan also must be approved by the affirmative vote of at least “a majority of outstanding voting securities” (as that term is defined in the 1940 Act) of the fund.

The Trust currently consists of 20 separate Portfolios. Each Portfolio has established Class A, Class B and Class K shares. Class A shares and Class B shares currently may be sold to insurance company separate accounts in connection with Contracts issued by the Insurance Companies (or other insurance companies), tax-qualified retirement plans and other eligible investors. Class K shares may be sold only to Portfolios of the Trust, portfolios of EQ Advisors Trust and retirement plans. (Portfolios that invest substantially in other portfolios are sometimes called “funds of funds.”)

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Class A shares and Class K shares of the Trust are not currently subject to a Rule 12b-1 plan; however, Class B shares of each Portfolio are subject to a Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act (the “Class B Plan”). The Trust’s Class B Plan was adopted on November 29, 2001 as part of the establishment and initial issuance of Class B shares and was last amended on July 8, 2010. Under the Class B Plan, each Portfolio is authorized to pay an annual distribution and shareholder service fee of up to 0.25% of each Portfolio’s average daily net assets attributable to Class B shares for any activities or expenses primarily intended to result in the sale or servicing of Class B shares. At a meeting on July 7-8, 2010, the Board approved the amendment of the Class B Plan to reflect a reduction in the maximum amount of the annual fee that could be paid pursuant to the Class B Plan from 0.50% to 0.25% of the average daily net assets attributable to Class B shares of a Portfolio. Some or all of the fees paid by a Portfolio’s Class B shares pursuant to the Class B Plan can be used to compensate AXA Distributors and its affiliates for such activities or expenses. AXA Distributors also may use amounts received pursuant to the Class B Plan to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution and shareholder servicing of Class B shares. Additional information regarding the Trust’s Class B Plan, including the aggregate amount of fees paid by each Portfolio’s Class B shares under the Class B Plan for the last fiscal year, is included in Exhibit B.

The Board considered AXA FMG’s proposal that the Board adopt the Class A Plan for each Portfolio to finance shareholder servicing and distribution for the Class A shares at a Board meeting held on July 27-28, 2011. As discussed further below in “Board Consideration of the Class A Plan,” Class A shares generally have received the same level of shareholder services as Class B shares. In addition, Class A shares, like Class B shares, benefit from the enhancements to these services that have been made over time, and that may be made in the future. However, the Class B shares are charged a distribution and shareholder service fee, while the Class A shares currently are not. Because the Class A shares of the Trust do not currently impose a fee under Rule 12b-1, AXA Distributors and its affiliates must finance out of their own resources any shareholder servicing and distribution activities relating to the Class A shares of a Portfolio, as well as any enhancements to such services and activities. AXA FMG explained to the Board at this meeting that implementation of the Class A Plan would provide resources to AXA Distributors and its affiliates to continue to provide the same level of shareholder support and distribution services as is currently provided to Class A shareholders and to continue to develop enhancements to such services in the future. In the event that the Class A Plan is not implemented, AXA FMG explained that certain services and enhancements would no longer be available to Class A shareholders.

Summary of the Class A Plan

A form of the Class A Plan is attached to this Proxy Statement as Exhibit C. The following description of the Class A Plan is only a summary. You should refer to Exhibit C for the complete Class A Plan.

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Under the Class A Plan, Class A shares of each Portfolio would be charged an annual shareholder services and distribution fee of 0.25% of the average daily net assets attributable to Class A shares of the Portfolio. Pursuant to the Class A Plan, some or all of these fees could be used to compensate AXA Distributors for services rendered and expenses borne in connection with activities primarily intended to result in the sale or servicing of Class A shares. These Rule 12b-1 fees would be accrued daily and paid monthly. AXA Distributors also may use amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services with respect to Class A shares. If the Class A Plan is approved by shareholders, it is anticipated that the Distribution Agreements between the Portfolios and AXA Distributors with respect to the Class A shares will be amended to reflect that AXA Distributors may be compensated for services provided and/or expenses assumed on behalf of the Class A shares.

The Class A Plan is of a type known as a “compensation” plan because payments would be made for services rendered to the Trust with respect to Class A shares regardless of the level of expenditures by AXA Distributors. The Trustees would, however, take into account such expenditures for purposes of reviewing operations under the Class A Plan. Some or all of the Rule 12b-1 fees paid to AXA Distributors under the Class A Plan may be spent on any activities or expenses primarily intended to result in the sale or servicing of Class A shares, including, without limitation: (a) compensation to and expenses of employees of AXA Distributors that engage in the servicing or distribution of the Class A shares; (b) printing and mailing of prospectuses, statements of additional information, and reports to prospective investors in Class A shares through the Contracts; (c) compensation to financial intermediaries and broker-dealers to pay or reimburse them for their services or expenses in connection with the servicing and distribution of Contracts investing indirectly in Class A shares; (d) expenses relating to the development, preparation, printing, and mailing of advertisements, sales literature, and other promotional materials describing and/or relating to the Trust; (e) expenses of holding seminars and sales meetings designed to promote the servicing and distribution of the Class A shares; (f) expenses of obtaining information and providing explanations to Contractholders regarding Portfolio investment objectives and policies and other information about the Trust and its Portfolios; (g) expenses of training sales and servicing personnel regarding the Trust; (h) expenses of compensating sales personnel in connection with the allocation of cash values and premiums of the Contracts to the Trust; and (i) expenses of personal services and/or maintenance of Contract accounts with respect to Class A shares attributable to such accounts.

The Class A Plan provides that any person authorized to direct the disposition of monies paid or payable by the Class A shares of the Trust pursuant to the plan or any related agreement shall provide to the Board, and the Trustees shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

The Class A Plan and any related agreement will continue in effect, with respect to each Portfolio, for a period of more than one year only so long as such continuance

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is specifically approved at least annually by a vote of (a) the Trust’s Board of Trustees and (b) the Trust’s Independent Trustees, cast in person at a meeting called for the purpose of voting on the Class A Plan or such agreement, as applicable. In addition, the Class A Plan and any related agreement may be terminated at any time with respect to the Class A shares of any Portfolio by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities representing the Class A shares of that Portfolio. The Class A Plan may not be amended to increase materially the amount of distribution and shareholder service fees permissible with respect to the Class A shares of any Portfolio until it has been approved by a vote of at least a majority of the outstanding voting securities representing the Class A shares of that Portfolio.

Fees and Expenses

The tables in Exhibit D, which describe the fees and expenses that you may pay if you buy and hold shares of a Portfolio, show the fees and expenses of the Class A shares of each Portfolio and the estimated pro forma fees and expenses of the Class A shares of each Portfolio assuming approval of the Class A Plan. Fees and expenses for each Portfolio are based on those incurred by its Class A shares for the fiscal year ended December 31, 2010. The pro forma fees and expenses of the Class A shares of each Portfolio assume that the Class A Plan had been in effect for the last year ended on that date. If the Class A Plan is approved by Class A shareholders, the overall fees and expenses of the Class A shares of each Portfolio would increase. The tables do not reflect any fees and expenses associated with a Contract, which would increase overall fees and expenses. See a Contract prospectus for a description of those fees and expenses.

Board Consideration of the Class A Plan

The Board considered AXA FMG’s proposal that the Board adopt the Class A Plan for each Portfolio to finance shareholder servicing and distribution for the Class A shares at a meeting of the Board held on July 27-28, 2011. In connection with its proposal, AXA FMG explained that the Trust was established in 2001 and that, at that time, EQ Advisors Trust, another registered investment company managed by AXA FMG, was already in existence and offering Class A shares and Class B shares. AXA FMG noted that the Class A shares of EQ Advisors Trust were not subject to a Rule 12b-1 fee at that time and that Class B shares of EQ Advisors Trust were subject to such a fee and that, in the interest of conformity across AXA FMG’s fund complex, it was determined that Class A shares of the Trust would not be subject to a Rule 12b-1 fee while Class B shares would be subject to such a fee.

AXA FMG explained, however, that the Class A shares generally have received the same level of shareholder services as Class B shares, which are subject to a Rule 12b-1 fee, and have benefited from these services. AXA FMG also explained that Class A shares, like Class B shares, have benefited from enhancements to these services that have been made by AXA Distributors and its affiliates over time, and that may be made in the future.

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AXA FMG then noted that, because the Class A shares of the Trust currently are not subject to a Rule 12b-1 fee, AXA Distributors and its affiliates have financed the shareholder servicing and distribution activities relating to the Class A shares of the Portfolios out of their own resources since the Class A shares of the Trust were first offered. AXA FMG explained that, since Class A shares were first offered in 2002, the Portfolios offered by the Trust have become increasingly complex, due in large part to the increasing complexity of, and changes within, the financial markets, the competitive nature of the financial services industry, and the needs of Contractholders, and that, as a result, AXA Distributors and its affiliates have increased the amount and types of services and support available to all Contractholders over the years in order to provide (either directly or through intermediaries) enhanced personal services, guidance and education, among other things, with respect to investments in the Portfolios. AXA FMG also explained that implementation of the Class A Plan would provide resources to AXA Distributors and its affiliates to continue to provide the same level of shareholder support and distribution services as is currently provided to Class A shareholders and to continue to develop enhancements to such services in the future. AXA FMG also explained that, in the future, unless the Class A Plan is implemented, certain services and enhancements would no longer be made available to Class A shareholders.

In determining whether to approve the Class A Plan and recommend its approval to shareholders, the Board, including the Independent Trustees, with the advice and assistance of independent legal counsel, inquired into a number of matters and considered the following factors, among others: (1) the nature and causes of the circumstances which make approval of the Class A Plan necessary and appropriate; (2) the way in which the Class A Plan would address those circumstances, including the nature and approximate amount of expenditures and the relationship of the expenditures to the overall cost structure of the Portfolios; (3) the nature of any anticipated benefits; (4) the possible benefits of the Class A Plan to any other person relative to those of the Trust; (5) the effect of the Class A Plan on existing Contractholders; (6) competitive conditions in the variable insurance products industry; and (7) the relationship of the Class A Plan to other distribution efforts of the Trust. In considering the Class A Plan, the Board did not identify any single factor or information as all-important or controlling and each Trustee may have attributed different weight to each factor.

In connection with its deliberations, the Board took into account information prepared specifically in connection with the consideration of the Class A Plan, as well as information furnished and discussed throughout the year at regular and special Board meetings. The information specifically prepared by AXA FMG for the meeting included a detailed memorandum and other materials addressing the factors outlined above. Information furnished and discussed throughout the year included information regarding the Trust’s servicing and distribution arrangements, as well as periodic reports on shareholder services and distribution expenses incurred by AXA Distributors and its affiliates in connection with the Trust’s Class B Plan.

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The Independent Trustees met in advance of the meeting at which the Class A Plan was considered and approved, and multiple times in executive session during the meeting, to review the information provided. AXA FMG representatives attended portions of the executive sessions to review and discuss matters relating to the Class A Plan and to provide additional information requested by the Independent Trustees. At the meeting and during the portions of the executive sessions attended by AXA FMG representatives, the Independent Trustees and AXA FMG representatives engaged in extensive discussions regarding the Class A Plan. The Independent Trustees were assisted by independent counsel during these meetings and during their deliberations regarding the Class A Plan, and also received materials discussing the legal standards applicable to their consideration of the Class A Plan.

In connection with its deliberations, the Board gave particular attention to the fact that the approval of the Class A Plan would increase the overall expenses of the Portfolios’ Class A shares and, consequently, their expense ratios. The Board noted, however, that AXA Distributors and its affiliates have been bearing the costs of the Class A shares’ shareholder and distribution servicing efforts out of their own resources and that, absent such support, AXA Distributors and its affiliates would not continue to provide the current level of services to Class A shareholders and may not continue to implement enhancements to such services for the benefit of Class A shares in the future. In this connection, the Board considered the importance of maintaining strong servicing efforts in order to provide Contractholders with information and other services that allow them to maximize the benefits afforded by the Contracts. The Board noted that any reduction in services for the Class A shares could negatively impact the level of assets in the Portfolios and, thereby, increase expenses for Class A shareholders.

In addition, the Board considered that (1) the Class A Plan would require that the Trustees be provided, and that they review, on at least a quarterly basis, a written report describing the amounts expended under the Class A Plan and the purposes for which such expenditures were made; and (2) the adoption of the Class A Plan would make expenditures intended to promote shareholder servicing and distribution of the Portfolios’ shares more transparent to Class A shareholders and to the Board.

After consideration of the factors noted above, together with other factors and information considered to be relevant, the Board, including the Independent Trustees, concluded that there was a reasonable likelihood that the Class A Plan would benefit the Portfolios and their Class A shareholders. Based on its review, the Board, including such Independent Trustees, approved the Class A Plan and directed that the Class A Plan be submitted to Class A shareholders of the Portfolios for approval.

Required Vote

Approval of the Class A Plan with respect to Class A shares of a Portfolio will require the affirmative vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of a Portfolio, which means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of the Portfolio, or (ii) 67%

6

or more of the voting securities of the Portfolio present at the Meeting if more than 50% of the Portfolio’s outstanding voting securities are present at the Meeting in person or by proxy. For this purpose, “voting securities” refers to the Class A shares of each Portfolio. The approval of the Class A Plan by the Class A shareholders of a Portfolio is not contingent upon the approval of the Class A Plan by the Class A shareholders of any other Portfolio.

The Trustees recommend that the Class A shareholders of each Portfolio vote “FOR” the Class A Plan.

VOTING INFORMATION

The following information applies to each Portfolio for which you are entitled to vote.

Voting Rights

Shareholders with amounts allocated to the Class A shares of the Portfolios at the close of business on the Record Date will be entitled to be present and vote or give voting instructions for the applicable Portfolio at the Meeting with respect to their Class A shares or Class A shares attributable to their Contracts as of the Record Date.

Each whole share of a Portfolio is entitled to one vote as to each matter with respect to which it is entitled to vote, as described above, and each fractional share is entitled to a proportionate fractional vote. Votes cast by proxy or in person by a shareholder at the Meeting will be counted by persons appointed as inspectors of election for the Meeting. The table in Exhibit E shows the number of outstanding Class A shares of each Portfolio as of the Record Date that are entitled to vote at the Meeting. Together, the Insurance Companies owned of record more than 95% of those shares.

Required Shareholder Vote

Approval of the Class A Plan with respect to a Portfolio will require the affirmative vote of (i) 67% or more of the voting securities of the Portfolio present at the Meeting, if the holders of more than 50% of its outstanding voting securities are present or represented by proxy, or (ii) more than 50% of its outstanding voting securities, whichever is less. For this purpose, “voting securities” refers to the Class A shares of a Portfolio. The Class A shareholders of a Portfolio will vote on the approval of the Class A Plan with respect to that Portfolio separately from the Class A shareholders of each other Portfolio. In addition, the approval of the Class A Plan by the Class A shareholders of a Portfolio is not contingent upon the approval of the Class A Plan by the Class A shareholders of any other Portfolio.

The presence, in person or by proxy, of at least one-third of the Class A shares of a Portfolio entitled to vote at the Meeting will constitute a quorum for the transaction of business at the Meeting with respect to that Portfolio. If a proxy card is not marked to indicate voting instructions but is signed, dated and returned, it will be treated as an

7

instruction to vote the shares in favor the Class A Plan. If a shareholder abstains from voting as to any matter, the shares represented by the abstention will be deemed present at the Meeting for purposes of determining a quorum but will not be voted and, therefore, will have the effect of a vote against the Class A Plan.

To the knowledge of the Trust, as of the Record Date, the Trustees and officers owned, individually and as a group, less than 1% of the shares of each Portfolio.

AXA Equitable and certain of its affiliated companies may be deemed to be control persons of the Trust by virtue of their direct or indirect ownership of more than 95% of the Trust’s shares. Shareholders owning more than 25% of the outstanding shares of a Portfolio may be able to determine the outcome of most issues that are submitted to shareholders for a vote. As of the Record Date, except as set forth in Exhibit F, to the Trust’s knowledge, (1) no person, other than the Insurance Companies, owned beneficially or of record more than 5% of the outstanding shares of a Portfolio and (2) no Contractholder owned Contracts entitling such Contractholder to give voting instructions regarding more than 5% of the outstanding shares of a Portfolio.

Solicitation of Proxies and Voting Instructions

Solicitation of proxies and voting instructions is being made by the Trust primarily by the mailing of this Notice and Proxy Statement. In addition to the solicitation of proxies and voting instructions by mail, officers and agents of the Trust and employees of AXA FMG and its affiliates, without additional compensation, may solicit proxies and voting instructions in person or by telephone, fax, the internet, personal interview or other permissible means. In lieu of executing a proxy or voting instruction card, you may attend the Meeting in person.

Contractholders with amounts allocated to a Portfolio on the Record Date will be entitled to be present and give voting instructions for that Portfolio at the Meeting with respect to Class A shares held indirectly as of the Record Date, to the extent required by applicable law. An Insurance Company will vote the shares for which it receives timely voting instructions from Contractholders in accordance with those instructions. An Insurance Company will vote shares attributable to Contracts for which it is the Contractholder “FOR” the Class A Plan. Shares in each investment division of a Separate Account that is invested in one or more Portfolios for which an Insurance Company receives a voting instruction card that is signed, dated and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the shares “FOR” the Class A Plan. Shares in each investment division of a Separate Account that is invested in one or more Portfolios for which an Insurance Company receives no timely voting instructions from Contractholders, or which are attributable to amounts retained by an Insurance Company as surplus or seed money, will be voted by the Insurance Company “FOR” or “AGAINST” approval of the Class A Plan, or as an abstention, in the same proportion as the shares for which Contractholders have provided voting instructions to the Insurance Company. As a result of such proportional voting by the Insurance Companies, it is possible that a small number of Contractholders could determine whether the Class A Plan is approved.

8

Voting instructions executed by a Contractholder may be revoked at any time prior to an Insurance Company voting the shares represented thereby by the Contractholder providing the Insurance Company with a properly executed written revocation of such voting instructions, or by the Contractholder providing the Insurance Company with proper later-dated voting instructions by voting instruction card, telephone or the Internet. In addition, any Contractholder who attends the Meeting in person may provide voting instructions by a voting instruction card at the Meeting, thereby canceling any voting instruction previously given. Proxies executed by an Insurance Company may be revoked at any time before they are exercised by a written revocation duly received, by properly executing a later-dated proxy or by an Insurance Company representative attending the Meeting and voting in person.

An Insurance Company will vote as directed by the voting instruction card, but in the absence of voting instructions in any voting instruction card that is signed and returned, an Insurance Company intends to vote “FOR” the Class A Plan and may vote in its discretion with respect to other matters not now known to the Board that may be presented at the Meeting.

Proxy Solicitation

The cost of the Meeting, including the cost of solicitation of proxies and voting instructions will be borne by AXA FMG. The principal solicitation will be by mail, but voting instructions also may be solicited by telephone, fax, personal interview by officers or agents of AXA FMG, the Trust or its affiliates, through the Internet, or other permissible means. Contractholders can provide voting instructions: (1) by Internet at our website at www.proxyvote.com; (2) by telephone at 1-800-690-6903; or (3) by mail, with the enclosed voting instruction card.

Adjournment

If a quorum is not established at the Meeting or sufficient votes in favor of the Class A Plan are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments or postponements of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the shares represented in person or by proxy at the session of the Meeting to be adjourned. An Insurance Company will vote in favor of such adjournment those proxies that it is entitled to vote in favor of the Class A Plan. An Insurance Company will vote against the adjournment those proxies required to be voted against the Class A Plan. The costs of any additional solicitation and any adjourned session will be paid by AXA FMG.

9

Other Matters

The Trust is not aware of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business properly comes before the Meeting, the proxyholders will vote thereon in their discretion and in accordance with their best judgment.

The Trust is not required to hold regular shareholder meetings and, in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation or regulatory policy or if otherwise deemed advisable by the Trust’s management. Shareholders will be given notice of any meeting of shareholders not less than ten days, and not more than ninety days, before the date of the meeting. In order for a shareholder proposal to be incorporated in the Trust’s proxy statement for a meeting of shareholders, the proposal must be received a reasonable time before the Trust begins to print and send its proxy materials to shareholders. Any notice of a shareholder proposal that is not received by the Trust within a reasonable time before the Trust sends its proxy materials relating to a particular meeting will be considered untimely.

Prompt execution and return of the enclosed voting instruction card is requested. A self-addressed, postage-paid envelope is enclosed for your convenience. If executed but unmarked voting instructions are received, an Insurance Company will vote those unmarked voting instructions in favor of the Class A Plan.

*  *  *  *  *

Copies of the Trust’s most recent annual and semi-annual reports, including financial statements, previously have been delivered to Contractholders. Contractholders may request additional copies of the Trust’s annual or semi-annual reports, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104 or by calling 1-877-522-5035.

WE NEED YOUR VOTE. IT IS IMPORTANT THAT YOU EXECUTE AND RETURN ALL OF YOUR PROXY OR VOTING INSTRUCTION CARDS PROMPTLY.

10

INDEX TO EXHIBITS TO PROXY STATEMENT

11

EXHIBIT A

NAMES AND ADDRESSES OF THE ADVISERS

AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105	Goodman & Co., NY Ltd. 1 Adelaide Street East Toronto, Ontario Canada M5C2V9
RCM Capital Management LLC Four Embarcadero Center San Francisco, CA 94111-4189	JPMorgan Investment Management Inc. 522 Fifth Avenue New York, NY 10036
Janus Capital Management LLC 151 Detroit Street Denver, CO 80206	Marsico Capital Management, LLC 1200 17th Street, Suite 1600 Denver, CO 80202
Thornburg Investment Management, Inc. 2300 North Ridgetop Road Santa Fe, NM 87506	Wellington Management Company, LLP 280 Congress Street Boston, MA 02210
Institutional Capital LLC 225 West Wacker Drive, Suite 2400 Chicago, IL 60606	BlackRock Financial Management, Inc. 40 East 52nd Street New York, NY 10022
MFS Investment Management 500 Boylston Street Boston, MA 02116	BlackRock Investment Management LLC 40 East 52nd Street New York, NY 10022
Franklin Advisers, Inc. One Franklin Parkway San Mateo, CA 94403	Pacific Investment Management Company LLC 840 Newport Center Drive, Suite 300 Newport Beach, CA 92660
Legg Mason Capital Management, Inc. 100 Light Street Baltimore, MD 21202	Post Advisory Group, LLC 11755 Wilshire Boulevard, Suite 1400 Los Angeles, CA 90025
ClearBridge Advisors, LLC 620 Eighth Avenue New York, NY 10018	T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202
SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111	NorthPointe Capital, LLC 101 West Big Beaver Road, Suite 745 Troy, MI 48084
Horizon Asset Management, Inc. 470 Park Avenue South New York, NY 10016	Franklin Advisory Services, LLC One Parker Plaza, 9th Floor Fort Lee, NJ 07024
Pacific Global Investment Management Company 101 N. Brand Blvd., Suite 1950 Glendale, CA 91203	Westfield Capital Management Company L.P. One Financial Center Boston, MA 02111
Tradewinds Global Investors, LLC 2049 Century Park East, 20th Floor Los Angeles, CA 90067	Diamond Hill Capital Management, Inc. 325 John H. McConnell Blvd., Suite 200 Columbus, OH 43215
Knightsbridge Asset Management, LLC 660 Newport Center Drive, Suite 460 Newport Beach, CA 92660	Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036
Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302	Earnest Partners, LLC 1180 Peachtree Street Suite 2300 Atlanta, GA 30309

A-1

EXHIBIT B

ADDITIONAL INFORMATION REGARDING CLASS B PLAN

The table below sets forth the amount of distribution and shareholder service fees paid by each Portfolio’s Class B shares pursuant to the Class B Plan during the fiscal year ended December 31, 2010, both in the aggregate and as a percentage of the Portfolio’s average daily net assets attributable to Class B shares. The amounts reflected in the table below were paid to AXA Distributors, the Trust’s distributor, and to AXA Advisors, LLC, which was a distributor of the Trust’s shares during the time period covered in the table. AXA Distributors and AXA Advisors, LLC are affiliates of AXA FMG and AllianceBernstein L.P., an Adviser to certain Portfolios.

Portfolio Name	Aggregate Rule 12b-1 Fees Paid	Percentage of Average Daily Nets Assets
AXA Aggressive Allocation Portfolio	$8,268,282	0.25%
AXA Conservative Allocation Portfolio	$5,406,171	0.25%
AXA Conservative-Plus Allocation Portfolio	$4,841,651	0.25%
AXA Moderate Allocation Portfolio	$19,801,870	0.25%
AXA Moderate-Plus Allocation Portfolio	$28,892,493	0.25%
Multimanager Aggressive Equity Portfolio	$1,208,234	0.25%
Multimanager Core Bond Portfolio	$3,452,925	0.25%
Multimanager International Equity Portfolio	$1,383,774	0.25%
Multimanager Large Cap Core Equity Portfolio	$395,905	0.25%
Multimanager Large Cap Value Portfolio	$1,177,274	0.25%
Multimanager Mid Cap Growth Portfolio	$1,018,259	0.25%
Multimanager Mid Cap Value Portfolio	$1,213,824	0.25%
Multimanager Multi-Sector Bond Portfolio	$1,787,876	0.25%
Multimanager Small Cap Growth Portfolio	$746,285	0.25%
Multimanager Small Cap Value Portfolio	$1,486,372	0.25%
Multimanager Technology Portfolio	$1,487,771	0.25%
Target 2015 Allocation Portfolio	$94,545	0.25%
Target 2025 Allocation Portfolio	$108,603	0.25%
Target 2035 Allocation Portfolio	$80,189	0.25%
Target 2045 Allocation Portfolio	$49,190	0.25%

B-1

EXHIBIT C

FORM OF AXA PREMIER VIP TRUST

SHAREHOLDER SERVICES AND DISTRIBUTION PLAN FOR

CLASS A SHARES

WHEREAS, The Board of Trustees of the AXA Premier VIP Trust (the “Trust”), including the Independent Trustees (as defined herein), have concluded in the exercise of their reasonable business judgment and in light of their fiduciary duties under the Investment Company Act of 1940, as amended (the “Act”), that there is a reasonable likelihood that this Plan (the “Plan”) will benefit each of the Trust’s constituent portfolios (each a “Portfolio”) and the Class A shareholders thereof;

NOW, THEREFORE, in consideration of the foregoing, this Plan is hereby adopted as follows:

Section 1. The Trust is authorized to pay a fee (the “Shareholder Services/Distribution Fee”) for services rendered and expenses borne in connection with the distribution and servicing of the Class A shares of the Trust, at an annual rate with respect to each Portfolio not to exceed 0.25% of the average daily net assets attributable to the Portfolio’s Class A shares. Some or all of such Shareholder Services/Distribution Fee may be paid to the distributor of the Trust’s Class A shares (“Class A Distributor”) in accordance with the distribution agreements with the Class A Distributor. Subject to such limit and subject to the provisions of Section 9 hereof, the Shareholder Services/Distribution Fee shall be approved from time to time by: (a) a majority of the Board of Trustees of the Trust and (b) a majority of the Trustees who (i) are not “interested persons” of the Trust, as defined in the Act, and (ii) have no direct or indirect financial interest in the operation of the Plan or any agreements related thereto (“Independent Trustees”), and may be paid in respect of services rendered and/or expenses borne in the past connection with the Portfolios’ Class A shares as to which no Shareholder Services/Distribution Fee was paid on account of such limitation. If at any time this Plan shall not be in effect with respect to the Class A shares of all Portfolios of the Trust, the Shareholder Services/Distribution Fee shall be computed on the basis of the net assets of the Class A shares of those Portfolios for which the Plan is in effect. The Shareholder Services/Distribution Fee shall be accrued daily and paid monthly or at such other intervals as the Board of Trustees shall determine.

Section 2. Some or all of the Shareholder Services/Distribution Fee paid to each of the Class A Distributors may be spent on any activities or expenses primarily intended to result in the sale or servicing of Class A shares of the Trust, including but not limited to the following:

(a)    compensation to and expenses, including overhead and telephone expenses, of employees of the Class A Distributor that engage in the distribution of the Class A shares;

(b)    printing and mailing of prospectuses, statements of additional information, and reports for prospective purchases of variable annuity or variable life insurance contracts (“Variable Contracts”) investing indirectly in Class A shares;

(c)    compensation to financial intermediaries and broker-dealers to pay or reimburse them for their services or expenses in connection with the distribution of Variable Contracts investing indirectly in Class A shares;

(d)    expenses relating to the development, preparation, printing, and mailing of Trust advertisements, sales literature, and other promotional materials describing and/or relating to the Trust;

(e)    expenses of holding seminars and sales meetings designed to promote the distribution of the Class A shares;

(f)    expenses of obtaining information and providing explanations to Variable Contract owners regarding Trust investment objectives and policies and other information about the Trust and its Portfolios, including the performance of the Portfolios;

(g)    expenses of training sales personnel regarding the Trust;

(h)    expenses of compensating sales personnel in connection with the allocation of cash values and premiums of the Variable Contracts to the Trust; and

(i)    expenses of personal services and/or maintenance of Variable Contract accounts with respect to Class A shares attributable to such accounts.

Section 3. This Plan shall not take effect until it has been approved, together with any related agreements, by votes of the majority (or whatever greater percentage may, from time to time, be required by Section 12(b) of the Act or the rules and regulations thereunder) of both (a) the Trustees of the Trust, and (b) the Independent Trustees of the Trust, as defined herein, cast in person at a meeting called for the purpose of voting on this Plan or such agreement. Approval of the Plan in this manner, with respect to any Portfolio, prior to the initial public offering of the Class A shares of such Portfolio shall be deemed to have been approved by that Portfolio’s outstanding voting securities. If the Plan is adopted after the public offering of the Class A shares of a Portfolio or the sale of such securities to persons who are not affiliated persons of the Portfolio, affiliated persons of such persons, promoters of the Portfolio or affiliated persons of such promoters, the Plan shall be approved by a vote of at least a majority of the outstanding voting securities representing the Class A shares of such Portfolio prior to implementation of the Plan.

Section 4. This Plan shall continue in effect for a period of more than one year after it takes effect only for so long as such continuance is specifically approved at least annually in the manner provided for approval of this Plan in Section 3 hereof.

Section 5. Any person authorized to direct the disposition of monies paid or payable by the Class A shares of the Trust pursuant to this Plan or any related agreement shall provide to the Board of Trustees of the Trust, and the Trustees shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

Section 6. This Plan may be terminated at any time with respect to the Class A shares of any Portfolio by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities representing the Class A shares of that Portfolio.

Section 7. All agreements with any person relating to implementation of this Plan with respect to the Class A shares of any Portfolio shall be in writing, and any agreement related to this Plan with respect to the Class A shares of any Portfolio shall provide:

(a)    That such agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities representing the Class A shares of such Portfolio, on not more than 60 days’ written notice to any other party to the agreement; and

(b)    That such agreement shall terminate automatically in the event of its assignment.

Section 8. This Plan may not be amended to materially increase the amount of Shareholder Services/Distribution Fees permitted pursuant to Section 1 hereof with respect to any Portfolio until it has been approved by a vote of at least a majority of the outstanding voting securities representing the Class A shares of that Portfolio. This Plan shall be deemed to have been effectively approved with respect to the Class A shares of any Portfolio if a majority of the outstanding voting securities representing the Class A shares of that Portfolio votes for the approval of this Plan, notwithstanding that this Plan has not been approved by a majority of the outstanding voting securities of that Portfolio as a whole, or that this Plan has not been approved by a majority of the outstanding voting securities representing the Class A shares of any other Portfolio or that this Plan has not been approved by a majority of the outstanding voting securities representing the Class A shares of the Trust. In addition, all material amendments to this Plan shall be approved in the manner provided for approval of this Plan in Section 3 hereof.

Section 9. As used in this Plan, the terms “assignment”, “interested person”, and “majority of the outstanding voting securities” shall have the respective meanings specified in the Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission.

Adopted as of

EXHIBIT D

FEES AND EXPENSES OF EACH PORTFOLIO

Multimanager Aggressive Equity Portfolio

Shareholder Fees

(fees paid directly from your investment)

Multimanager Aggressive Equity Portfolio	Not applicable

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

Multimanager Aggressive Equity Portfolio	Class A shares	Pro Forma Class A shares
Management Fee	0.58%	0.58%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.19%	0.19%
Total Annual Portfolio Operating Expenses	0.77%	1.02%

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other portfolios. The example assumes that (1) you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods, (2) your investment has a 5% return each year, and (3) the Portfolio’s operating expenses remain the same. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Multimanager Aggressive Equity Portfolio	1 Year	3 Years	5 Years	10 Years
Class A shares	$79	$246	$428	$954
Pro Forma Class A shares	$104	$325	$563	$1,248

Multimanager Core Bond Portfolio

Shareholder Fees

(fees paid directly from your investment)

Multimanager Core Bond Portfolio	Not applicable

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

Multimanager Core Bond Portfolio	Class A shares	Pro Forma Class A shares
Management Fee	0.52%	0.52%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.17%	0.17%
Total Annual Portfolio Operating Expenses	0.69%	0.94%

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other portfolios. The example assumes that (1) you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods, (2) your investment has a 5% return each year, and (3) the Portfolio’s operating expenses remain the same. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Multimanager Core Bond Portfolio	1 Year	3 Years	5 Years	10 Years
Class A shares	$70	$221	$384	$859
Pro Forma Class A shares	$96	$300	$520	$1,155

Multimanager International Equity Portfolio

Shareholder Fees

(fees paid directly from your investment)

Multimanager International Equity Portfolio	Not applicable

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

Multimanager International Equity Portfolio	Class A shares	Pro Forma Class A shares
Management Fee	0.83%	0.83%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.21%	0.21%
Total Annual Portfolio Operating Expenses	1.04%	1.29%

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other portfolios. The example assumes that (1) you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods, (2) your investment has a 5% return each year, and (3) the Portfolio’s operating expenses remain the same. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Multimanager International Equity Portfolio	1 Year	3 Years	5 Years	10 Years
Class A shares	$106	$331	$574	$1,271
Pro Forma Class A shares	$131	$409	$708	$1,556

Multimanager Large Cap Core Equity Portfolio

Shareholder Fees

(fees paid directly from your investment)

Multimanager Large Cap Core Equity Portfolio	Not applicable

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

Multimanager Large Cap Core Equity Portfolio	Class A shares	Pro Forma Class A shares
Management Fee	0.70%	0.70%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.20%	0.20%
Total Annual Portfolio Operating Expenses	0.90%	1.15%

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other portfolios. The example assumes that (1) you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods, (2) your investment has a 5% return each year, and (3) the Portfolio’s operating expenses remain the same. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Multimanager Large Cap Core Equity Portfolio	1 Year	3 Years	5 Years	10 Years
Class A shares	$92	$287	$498	$1,108
Pro Forma Class A shares	$117	$365	$633	$1,398

Multimanager Large Cap Value Portfolio

Shareholder Fees

(fees paid directly from your investment)

Multimanager Large Cap Value Portfolio	Not applicable

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

Multimanager Large Cap Value Portfolio	Class A shares	Pro Forma Class A shares
Management Fee	0.73%	0.73%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.18%	0.18%
Total Annual Portfolio Operating Expenses	0.91%	1.16%

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other portfolios. The example assumes that (1) you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods, (2) your investment has a 5% return each year, and (3) the Portfolio’s operating expenses remain the same. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Multimanager Large Cap Value Portfolio	1 Year	3 Years	5 Years	10 Years
Class A shares	$93	$290	$504	$1,120
Pro Forma Class A shares	$118	$368	$638	$1,409

Multimanager Mid Cap Growth Portfolio

Shareholder Fees

(fees paid directly from your investment)

Multimanager Mid Cap Growth Portfolio	Not applicable

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

Multimanager Mid Cap Growth Portfolio	Class A shares	Pro Forma Class A shares
Management Fee	0.80%	0.80%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.24%	0.24%
Acquired Funds Fees and Expenses	0.02%	0.02%
Total Annual Portfolio Operating Expenses	1.06%	1.31%

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other portfolios. The example assumes that (1) you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods, (2) your investment has a 5% return each year, and (3) the Portfolio’s operating expenses remain the same. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Multimanager Mid Cap Growth Portfolio	1 Year	3 Years	5 Years	10 Years
Class A shares	$108	$337	$585	$1,294
Pro Forma Class A shares	$133	$415	$718	$1,579

Multimanager Mid Cap Value Portfolio

Shareholder Fees

(fees paid directly from your investment)

Multimanager Mid Cap Value Portfolio	Not applicable

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

Multimanager Mid Cap Value Portfolio	Class A shares	Pro Forma Class A shares
Management Fee	0.80%	0.80%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.22%	0.22%
Acquired Funds Fees and Expenses	0.02%	0.02%
Total Annual Portfolio Operating Expenses	1.04%	1.29%

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other portfolios. The example assumes that (1) you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods, (2) your investment has a 5% return each year, and (3) the Portfolio’s operating expenses remain the same. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Multimanager Mid Cap Value Portfolio	1 Year	3 Years	5 Years	10 Years
Class A shares	$106	$331	$574	$1,271
Pro Forma Class A shares	$131	$409	$708	$1,556

Multimanager Multi-Sector Bond Portfolio

Shareholder Fees

(fees paid directly from your investment)

Multimanager Multi-Sector Bond Portfolio	Not applicable

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

Multimanager Multi-Sector Bond Portfolio	Class A shares	Pro Forma Class A shares
Management Fee	0.52%	0.52%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.18%	0.18%
Total Annual Portfolio Operating Expenses	0.70%	0.95%

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other portfolios. The example assumes that (1) you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods, (2) your investment has a 5% return each year, and (3) the Portfolio’s operating expenses remain the same. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Multimanager Multi-Sector Bond Portfolio	1 Year	3 Years	5 Years	10 Years
Class A shares	$72	$224	$390	$871
Pro Forma Class A shares	$97	$303	$525	$1,166

Multimanager Small Cap Growth Portfolio

Shareholder Fees

(fees paid directly from your investment)

Multimanager Small Cap Growth Portfolio	Not applicable

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

Multimanager Small Cap Growth Portfolio	Class A shares	Pro Forma Class A shares
Management Fee	0.85%	0.85%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.20%	0.20%
Acquired Funds Fees and Expenses	0.02%	0.02%
Total Annual Portfolio Operating Expenses	1.07%	1.32%

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other portfolios. The example assumes that (1) you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods, (2) your investment has a 5% return each year, and (3) the Portfolio’s operating expenses remain the same. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Multimanager Small Cap Growth Portfolio	1 Year	3 Years	5 Years	10 Years
Class A shares	$109	$340	$590	$1,306
Pro Forma Class A shares	$134	$418	$723	$1,590

Multimanager Small Cap Value Portfolio

Shareholder Fees

(fees paid directly from your investment)

Multimanager Small Cap Value Portfolio	Not applicable

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

Multimanager Small Cap Value Portfolio	Class A shares	Pro Forma Class A shares
Management Fee	0.85%	0.85%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.19%	0.19%
Acquired Funds Fees and Expenses	0.02%	0.02%
Total Annual Portfolio Operating Expenses	1.06%	1.31%

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other portfolios. The example assumes that (1) you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods, (2) your investment has a 5% return each year, and (3) the Portfolio’s operating expenses remain the same. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Multimanager Small Cap Value Portfolio	1 Year	3 Years	5 Years	10 Years
Class A shares	$108	$337	$585	$1,294
Pro Forma Class A shares	$133	$415	$718	$1,579

Multimanager Technology Portfolio

Shareholder Fees

(fees paid directly from your investment)

Multimanager Technology Portfolio	Not applicable

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

Multimanager Technology Portfolio	Class A shares	Pro Forma Class A shares
Management Fee	0.95%	0.95%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.21%	0.21%
Acquired Funds Fees and Expenses	0.05%	0.05%
Total Annual Portfolio Operating Expenses	1.21%	1.46%

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other portfolios. The example assumes that (1) you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods, (2) your investment has a 5% return each year, and (3) the Portfolio’s operating expenses remain the same. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Multimanager Technology Portfolio	1 Year	3 Years	5 Years	10 Years
Class A shares	$123	$384	$665	$1,466
Pro Forma Class A shares	$149	$462	$797	$1,746

AXA Moderate Allocation Portfolio

Shareholder Fees

(fees paid directly from your investment)

AXA Moderate Allocation Portfolio	Not applicable

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

AXA Moderate Allocation Portfolio	Class A shares	Pro Forma Class A shares
Management Fee	0.10%	0.10%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.17%	0.17%
Acquired Fund Fees and Expenses (Underlying Portfolios)	0.67%	0.67%
Total Annual Portfolio Operating Expenses	0.94%	1.19%
Fee Waiver and/or Expense Reimbursement†	-0.04%	-0.04%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.90%	1.15%

†	Pursuant to a contract, AXA FMG has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2013 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amounts shown above in Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement. The Expense Limitation Arrangement may be terminated by AXA FMG at any time after April 30, 2013. If the Class A Plan is approved, it is anticipated that the Expense Limitation Arrangement will be amended to increase the expense cap for the Portfolio’s Class A shares to the amount shown above in Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement for the pro forma Class A shares.

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other portfolios. The example assumes that (1) you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods, (2) your investment has a 5% return each year, (3) the Portfolio’s operating expenses remain the same, and (4) the Expense Limitation Arrangement is not continued. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

AXA Moderate Allocation Portfolio	1 Year	3 Years	5 Years	10 Years
Class A shares	$92	$296	$516	$1,151
Pro Forma Class A shares	$117	$374	$650	$1,440

AXA Moderate-Plus Allocation Portfolio

Shareholder Fees

(fees paid directly from your investment)

AXA Moderate-Plus Allocation Portfolio	Not applicable

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

AXA Moderate-Plus Allocation Portfolio	Class A shares	Pro Forma Class A shares
Management Fee	0.10%	0.10%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.17%	0.17%
Acquired Fund Fees and Expenses (Underlying Portfolios)	0.69%	0.69%
Total Annual Portfolio Operating Expenses	0.96%	1.21%
Fee Waiver and/or Expense Reimbursement†	-0.01%	-0.01%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.95%	1.20%

†	Pursuant to a contract, AXA FMG has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2013 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amounts shown above in Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement. The Expense Limitation Arrangement may be terminated by AXA FMG at any time after April 30, 2013. If the Class A Plan is approved, it is anticipated that the Expense Limitation Arrangement will be amended to increase the expense cap for the Portfolio’s Class A shares to the amount shown above in Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement for the pro forma Class A shares.

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other portfolios. The example assumes that (1) you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods, (2) your investment has a 5% return each year, (3) the Portfolio’s operating expenses remain the same, and (4) the Expense Limitation Arrangement is not continued. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

AXA Moderate-Plus Allocation Portfolio	1 Year	3 Years	5 Years	10 Years
Class A shares	$97	$305	$530	$1,177
Pro Forma Class A shares	$122	$383	$664	$1,465

AXA Aggressive Allocation Portfolio

Shareholder Fees

(fees paid directly from your investment)

AXA Aggressive Allocation Portfolio	Not applicable

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

AXA Aggressive Allocation Portfolio	Class A shares	Pro Forma Class A shares
Management Fee	0.10%	0.10%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.18%	0.18%
Acquired Fund Fees and Expenses (Underlying Portfolios)	0.72%	0.72%
Total Annual Portfolio Operating Expenses	1.00%	1.25%

†	Pursuant to a contract, AXA FMG has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2013 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amounts shown above in Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement. The Expense Limitation Arrangement may be terminated by AXA FMG at any time after April 30, 2013. If the Class A Plan is approved, it is anticipated that the Expense Limitation Arrangement will be amended to increase the expense cap for the Portfolio’s Class A shares to the amount shown above in Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement for the pro forma Class A shares.

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other portfolios. The example assumes that (1) you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods, (2) your investment has a 5% return each year, (3) the Portfolio’s operating expenses remain the same, and (4) the Expense Limitation Arrangement is not continued. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

AXA Aggressive Allocation Portfolio	1 Year	3 Years	5 Years	10 Years
Class A shares	$102	$318	$552	$1,225
Pro Forma Class A shares	$127	$397	$686	$1,511

AXA Conservative-Plus Allocation Portfolio

Shareholder Fees

(fees paid directly from your investment)

AXA Conservative-Plus Allocation Portfolio	Not applicable

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

AXA Conservative-Plus Allocation Portfolio	Class A shares	Pro Forma Class A shares
Management Fee	0.10%	0.10%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.18%	0.18%
Acquired Fund Fees and Expenses (Underlying Portfolios)	0.65%	0.65%
Total Annual Portfolio Operating Expenses	0.93%	1.18%
Fee Waiver and/or Expense Reimbursement†	-0.08%	-0.08%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.85%	1.10%

†	Pursuant to a contract, AXA FMG has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2013 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amounts shown above in Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement. The Expense Limitation Arrangement may be terminated by AXA FMG at any time after April 30, 2013. If the Class A Plan is approved, it is anticipated that the Expense Limitation Arrangement will be amended to increase the expense cap for the Portfolio’s Class A shares to the amount shown above in Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement for the pro forma Class A shares.

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other portfolios. The example assumes that (1) you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods, (2) your investment has a 5% return each year, (3) the Portfolio’s operating expenses remain the same, and (4) the Expense Limitation Arrangement is not continued. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

AXA Conservative-Plus Allocation Portfolio	1 Year	3 Years	5 Years	10 Years
Class A shares	$87	$288	$507	$1,136
Pro Forma Class A shares	$112	$367	$641	$1,425

AXA Conservative Allocation Portfolio

Shareholder Fees

(fees paid directly from your investment)

AXA Conservative Allocation Portfolio	Not applicable

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

AXA Conservative Allocation Portfolio	Class A shares	Pro Forma Class A shares
Management Fee	0.10%	0.10%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.18%	0.18%
Acquired Fund Fees and Expenses (Underlying Portfolios)	0.62%	0.62%
Total Annual Portfolio Operating Expenses	0.90%	1.15%
Fee Waiver and/or Expense Reimbursement†	-0.15%	-0.15%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.75%	1.00%

†	Pursuant to a contract, AXA FMG has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2013 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amounts shown above in Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement. The Expense Limitation Arrangement may be terminated by AXA FMG at any time after April 30, 2013. If the Class A Plan is approved, it is anticipated that the Expense Limitation Arrangement will be amended to increase the expense cap for the Portfolio’s Class A shares to the amount shown above in Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement for the pro forma Class A shares.

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other portfolios. The example assumes that (1) you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods, (2) your investment has a 5% return each year, (3) the Portfolio’s operating expenses remain the same, and (4) the Expense Limitation Arrangement is not continued. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

AXA Conservative Allocation Portfolio	1 Year	3 Years	5 Years	10 Years
Class A shares	$77	$272	$484	$1,094
Pro Forma Class A shares	$102	$350	$618	$1,384

Target 2015 Allocation Portfolio

Shareholder Fees

(fees paid directly from your investment)

Target 2015 Allocation Portfolio	Not applicable

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

Target 2015 Allocation Portfolio	Class A shares	Pro Forma Class A shares
Management Fee	0.10%	0.10%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.36%	0.36%
Acquired Fund Fees and Expenses (Underlying Portfolios)	0.60%	0.60%
Total Annual Portfolio Operating Expenses	1.06%	1.31%
Fee Waiver and/or Expense Reimbursement†	-0.11%	-0.11%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.95%	1.20%

†	Pursuant to a contract, AXA FMG has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2013 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, fees and expenses of other investment companies in which the Portfolio invests and extraordinary expenses) do not exceed an annual rate of 0.35% for Class A shares of the Portfolio. The Expense Limitation Arrangement may be terminated by AXA FMG at any time after April 30, 2013. If the Class A Plan is approved, it is anticipated that the Expense Limitation Arrangement will be amended to increase the expense cap for the Portfolio’s Class A shares to an annual rate of 0.60% of average daily net assets.

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other portfolios. The example assumes that (1) you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods, (2) your investment has a 5% return each year, (3) the Portfolio’s operating expenses remain the same, and (4) the Expense Limitation Arrangement is not continued. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Target 2015 Allocation Portfolio	1 Year	3 Years	5 Years	10 Years
Class A shares	$97	$326	$574	$1,284
Pro Forma Class A shares	$122	$404	$708	$1,569

Target 2025 Allocation Portfolio

Shareholder Fees

(fees paid directly from your investment)

Target 2025 Allocation Portfolio	Not applicable

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

Target 2025 Allocation Portfolio	Class A shares	Pro Forma Class A shares
Management Fee	0.10%	0.10%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.35%	0.35%
Acquired Fund Fees and Expenses (Underlying Portfolios)	0.58%	0.58%
Total Annual Portfolio Operating Expenses	1.03%	1.28%
Fee Waiver and/or Expense Reimbursement†	-0.10%	-0.10%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.93%	1.18%

†	Pursuant to a contract, AXA FMG has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2013 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, fees and expenses of other investment companies in which the Portfolio invests and extraordinary expenses) do not exceed an annual rate of 0.35% for Class A shares of the Portfolio. The Expense Limitation Arrangement may be terminated by AXA FMG at any time after April 30, 2013. If the Class A Plan is approved, it is anticipated that the Expense Limitation Arrangement will be amended to increase the expense cap for the Portfolio’s Class A shares to an annual rate of 0.60% of average daily net assets.

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other portfolios. The example assumes that (1) you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods, (2) your investment has a 5% return each year, (3) the Portfolio’s operating expenses remain the same, and (4) the Expense Limitation Arrangement is not continued. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Target 2025 Allocation Portfolio	1 Year	3 Years	5 Years	10 Years
Class A shares	$95	$318	$559	$1,250
Pro Forma Class A shares	$120	$396	$693	$1,536

Target 2035 Allocation Portfolio

Shareholder Fees

(fees paid directly from your investment)

Target 2035 Allocation Portfolio	Not applicable

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

Target 2035 Allocation Portfolio	Class A shares	Pro Forma Class A shares
Management Fee	0.10%	0.10%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.50%	0.50%
Acquired Fund Fees and Expenses (Underlying Portfolios)	0.57%	0.57%
Total Annual Portfolio Operating Expenses	1.17%	1.42%
Fee Waiver and/or Expense Reimbursement†	-0.25%	-0.25%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.92%	1.17%

†	Pursuant to a contract, AXA FMG has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2013 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, fees and expenses of other investment companies in which the Portfolio invests and extraordinary expenses) do not exceed an annual rate of 0.35% for Class A shares of the Portfolio. The Expense Limitation Arrangement may be terminated by AXA FMG at any time after April 30, 2013. If the Class A Plan is approved, it is anticipated that the Expense Limitation Arrangement will be amended to increase the expense cap for the Portfolio’s Class A shares to an annual rate of 0.60% of average daily net assets.

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other portfolios. The example assumes that (1) you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods, (2) your investment has a 5% return each year, (3) the Portfolio’s operating expenses remain the same, and (4) the Expense Limitation Arrangement is not continued. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Target 2035 Allocation Portfolio	1 Year	3 Years	5 Years	10 Years
Class A shares	$94	$347	$620	$1,398
Pro Forma Class A shares	$119	$425	$753	$1,680

Target 2045 Allocation Portfolio

Shareholder Fees

(fees paid directly from your investment)

Target 2045 Allocation Portfolio	Not applicable

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

Target 2045 Allocation Portfolio	Class A shares	Pro Forma Class A shares
Management Fee	0.10%	0.10%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.74%	0.74%
Acquired Fund Fees and Expenses (Underlying Portfolios)	0.56%	0.56%
Total Annual Portfolio Operating Expenses	1.40%	1.65%
Fee Waiver and/or Expense Reimbursement†	-0.49%	-0.49%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.91%	1.16%

†	Pursuant to a contract, AXA FMG has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2013 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, fees and expenses of other investment companies in which the Portfolio invests and extraordinary expenses) do not exceed an annual rate of 0.35% for Class A shares of the Portfolio. The Expense Limitation Arrangement may be terminated by AXA FMG at any time after April 30, 2013. If the Class A Plan is approved, it is anticipated that the Expense Limitation Arrangement will be amended to increase the expense cap for the Portfolio’s Class A shares to an annual rate of 0.60% of average daily net assets.

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other portfolios. The example assumes that (1) you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods, (2) your investment has a 5% return each year, (3) the Portfolio’s operating expenses remain the same, and (4) the Expense Limitation Arrangement is not continued. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Target 2045 Allocation Portfolio	1 Year	3 Years	5 Years	10 Years
Class A shares	$93	$395	$719	$1,637
Pro Forma Class A shares	$118	$472	$851	$1,913

EXHIBIT E

OUTSTANDING SHARES

Portfolio	Number of Outstanding Class A Shares
AXA Aggressive Allocation Portfolio
AXA Conservative Allocation Portfolio
AXA Conservative-Plus Allocation Portfolio
AXA Moderate Allocation Portfolio
AXA Moderate-Plus Allocation Portfolio
Multimanager Aggressive Equity Portfolio
Multimanager Core Bond Portfolio
Multimanager International Equity Portfolio
Multimanager Large Cap Core Equity Portfolio
Multimanager Large Cap Value Portfolio
Multimanager Mid Cap Growth Portfolio
Multimanager Mid Cap Value Portfolio
Multimanager Multi-Sector Bond Portfolio
Multimanager Small Cap Growth Portfolio
Multimanager Small Cap Value Portfolio
Multimanager Technology Portfolio
Target 2015 Allocation Portfolio
Target 2025 Allocation Portfolio
Target 2035 Allocation Portfolio
Target 2045 Allocation Portfolio

E-1

EXHIBIT F

FIVE PERCENT OWNER REPORT

As of             , 2011, the beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of a Portfolio are listed below. A shareholder who owns beneficially, directly or indirectly, more than 25% of a Portfolio’s outstanding voting securities may be deemed to “control” (as defined in the 1940 Act) that Portfolio.

Portfolio and Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
AXA Aggressive Allocation Portfolio
Class A

Class B

AXA Conservative Allocation Portfolio
Class A

Class B

AXA Conservative-Plus Allocation Portfolio
Class A

Class B

AXA Moderate Allocation Portfolio
Class A

Class B

AXA Moderate-Plus Allocation Portfolio
Class A

Class B

Multimanager Aggressive Equity Portfolio
Class A

Class B

Multimanager Core Bond Portfolio
Class A

Class B

Multimanager International Equity Portfolio
Class A

Class B

Multimanager Large Cap Core Equity Portfolio
Class A

Class B

F-1

Portfolio and Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Multimanager Large Cap Value Portfolio
Class A

Class B

Multimanager Mid Cap Growth Portfolio
Class A

Class B

Multimanager Mid Cap Value Portfolio
Class A

Class B

Multimanager Multi-Sector Bond Portfolio
Class A

Class B

Multimanager Small Cap Growth Portfolio
Class A

Class B

Multimanager Small Cap Value Portfolio
Class A

Class B

Multimanager Technology Portfolio
Class A

Class B

Target 2015 Allocation Portfolio
Class A

Class B

Target 2025 Allocation Portfolio
Class A

Class B

Target 2035 Allocation Portfolio
Class A

Class B

Target 2045 Allocation Portfolio
Class A

Class B

F-2

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet

1)      Read the Proxy Statement and have the voting instruction card below at hand.

2)      Go to the website www.proxyvote.com

3)      Follow the instructions provided on the website.

To vote by Telephone

1)      Read the Proxy Statement and have the voting instruction card below at hand.

2)      Call 1-800-690-6903

3)      Follow the instructions.

To vote by Mail

1)      Read the Proxy Statement.

2)      Check the appropriate boxes on the proxy voting instruction below.

3)      Sign and date the voting instruction card.

4)      Return the voting instruction card in the envelope provided

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M37963-TBD	KEEP THIS PORTION FOR YOUR RECORDS
THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE “FOR” THE FOLLOWING PROPOSAL.
				For	Against	Abstain
1. To approve a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, for the Class IA shares of the Portfolio.				☐	☐	☐

IF YOU SIGN AND RETURN THIS VOTING INSTRUCTION CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD WILL BE VOTED “FOR” THE PROPOSAL.

NOTE: Please sign exactly as your name appears on the records of the Insurance Company and date. If joint owners, each holder should sign this Voting Instruction Card. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

M37964-TBD

AXA EQUITABLE LIFE INSURANCE COMPANY

MONY LIFE INSURANCE COMPANY

MONY LIFE INSURANCE COMPANY OF AMERICA

VOTING INSTRUCTION CARD

SPECIAL MEETING OF THE CLASS A SHAREHOLDERS TO BE HELD ON NOVEMBER 28, 2011

The undersigned, the owner of one or more variable life insurance policies or variable annuity contracts or certificates (the “Contracts”) whose account value is invested in shares of one or more of the portfolios of AXA Premier VIP Trust (the “Trust”), hereby instructs AXA Equitable Life Insurance Company, MONY Life Insurance Company or MONY Life Insurance Company of America (each, an “Insurance Company” and together, the “Insurance Companies”), the owners of the shares of the Trust attributable to the Contracts and, therefore, shareholders of the Trust, (i) to vote as indicated on the reverse side on the proposal that will be considered at the Special Meeting of the Class A Shareholders of the Trust, or any adjournment or postponement thereof (the “Meeting”), as described in the Trust’s Proxy Statement dated September     , 2011 (the “Proxy Statement”), and (ii) to vote, in its discretion, on such other matters as may properly come before the Meeting.

This Voting Instruction Card is solicited by the applicable Insurance Company as a shareholder of the Trust. Receipt of the Notice of Meeting, Information Statement and the Trust’s Proxy Statement relating to this Voting Instruction Card is acknowledged by the person signing on the reverse side of this card.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet

1)      Read the Proxy Statement and have the proxy card below at hand.

2)      Go to the website www.proxyvote.com

3)      Follow the instructions provided on the website.

To vote by Telephone

1)      Read the Proxy Statement and have the proxy card below at hand.

2)      Call 1-800-690-6903

3)      Follow the instructions.

To vote by Mail

1)      Read the Proxy Statement.

2)      Check the appropriate boxes on the proxy card below.

3)      Sign and date the proxy card.

4)      Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

<XXXXX>1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE “FOR” THE FOLLOWING PROPOSAL.
		For	Against	Abstain
1. To approve a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, for the Class A shares of the Portfolio.		☐	☐	☐

IF YOU SIGN AND RETURN THIS PROXY CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED “FOR” THE PROPOSAL.

NOTE: Please sign exactly as your name appears on the records of the Trust and date. If joint owners, each holder should sign this Proxy Card. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

1

<XXXXX>2

AXA PREMIER VIP TRUST

PROXY CARD

SPECIAL MEETING OF THE CLASS A SHAREHOLDERS TO BE HELD ON NOVEMBER 28, 2011

This proxy is being solicited for the Board of Trustees of AXA Premier VIP Trust (the “Trust”) on behalf of the Trust’s portfolios. The undersigned hereby appoints as proxies              and             , and each of them (with power of substitution) to (i) vote as indicated on the reverse side on the proposal that will be considered at the Special Meeting of the Class A Shareholders, or any adjournment or postponement thereof (the “Meeting”), as described in the Trust’s Proxy Statement dated September     , 2011 (the “Proxy Statement”), and (ii) to vote, in his or her discretion, on such other matters as may properly come before the Meeting, with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” a proposal.

Receipt of the Notice of Meeting and the Trust’s Proxy Statement accompanying this Proxy Card is acknowledged by the person signing on the reverse side of this card.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

2